UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301 Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s telephone number, including area code)

Not Appliable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market
Warrants to purchase Class A common stock	ACDCW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Current Report on Form 8-K filed by ProFrac Holding Corp., a Delaware corporation (“ProFrac”), with the Securities and Exchange Commission (“SEC”) on January 12, 2023 and on the Definitive Information Statement on Schedule 14C filed by ProFrac with the SEC on February 27, 2023, an amendment to the ProFrac Amended and Restated certificate of incorporation (as amended, the “Second A&R Certificate of Incorporation”) was adopted pursuant to a written consent executed by the holders of a majority of the outstanding shares of ProFrac’s Class A Common Stock, $0.01 par value per share, and Class B Common Stock, $0.01 par value per share. On March 22, 2023, the Second A&R Certificate of Incorporation was filed with the Secretary of State of the State of Delaware and became effective.

The Second A&R Certificate of Incorporation: (A) maintains (i) the special voting powers of the Wilks Directors (as defined in the Second A&R Certificate of Incorporation), collectively, in meetings of the board of directors of ProFrac and any applicable committees, and (ii) the relative special voting powers of the “Farris Directors,” on the one hand, and the “THRC Directors,” on the other hand (as each such term is defined in the Second A&R Certificate of Incorporation) and (B) simplifies the exculpation provision under the Second A&R Certificate of Incorporation in light of recent changes to the Delaware General Corporation Law.

The foregoing summary of the Second A&R Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second A&R Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1*	Second Amended and Restated Certificate of Incorporation of ProFrac Holding Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

Date: March 28, 2023